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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       October 27, 2009 (October 21, 2009)


                        Ace Marketing & PROMOTIONS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

                                    New York
                                    --------
            (State or jurisdiction of incorporation or organization)

                                    000-51160
                            (Commission File Number)

                                   11-3427886
                     (I.R.S. Employer Identification Number)

                  457 Rockaway Avenue, Valley Stream, NY 11582
                  --------------------------------------------
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766

                 ----------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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ITEM 7.01.     REGULATION FD DISCLOSURE

         On October 21, 2009, the Company issued a press release, a copy of which is appended hereto.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.


(d)  Exhibits.

Exhibit       Description
-------       -----------

99.1          Press release dated October 21, 2009. (Filed herewith.)




                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             ACE MARKETING & PROMOTIONS, INC.


Dated:  October 27, 2009                     By: /s/ Michael D. Trepeta
                                                 -------------------------------
                                                 Michael D. Trepeta, President